SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 17, 2001
(Date of earliest event reported)

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-6446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Item 5. Other Events.

During the fourth quarter of 2000, the Company changed to the equity method of accounting for the Company’s investment in the partnership which owns and operates the Ft. Lupton power generation facility. This change in the method of accounting for the Ft. Lupton investment was necessitated by a change in the form of the investment resulting from operation of the contract under which the interest was originally purchased. During the fourth quarter of 2000, the Company decided to retain its previously discontinued international operations segment. Pursuant to Item 7, proforma financial statements of the Company, giving effect to these events are included herein commencing on page PF-1.

On January 17, 2001, the Company issued a press release containing earnings information and supplemental information with respect to the years ended December 31, 2000 and 1999. This press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
a)	Financial Statements. Not Applicable.
b)	Pro Forma Financial Information.
The pro forma financial statements of the Company are included herein commencing on page PF-1.
c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K.
Exhibit Number	Description
99.1	Press Release of the Company issued January 17, 2001.

Kinder Morgan, Inc. and Subsidiaries
Restated Consolidated Financial Statements

The attached pro forma restated consolidated statements of income have been prepared to reflect (1) the fourth-quarter 2000 change to the equity method of accounting for the Company’s investment in the partnership which owns and operates the Ft. Lupton power generation facility and (2) the Company’s fourth-quarter 2000 decision to retain its previously discontinued international operations segment. The change in the method of accounting for the Ft. Lupton investment was necessitated by a change in the form of the investment resulting from operation of the contract under which the interest was originally purchased. The income statement for the 12 months ended December 31, 1999 has been prepared using amounts from the Company’s audited financial statements for 1999, while the income statement for the 9 months ended September 30, 2000 has been prepared using amounts from the Company’s unaudited financial statements for that period.

Kinder Morgan, Inc. and Subsidiaries
Unaudited Consolidated Statement of Income
12 Months Ended December 31, 1999
(in thousands)
		Restatements
	Before	Power		International		Pro Forma
	Restatement	Equity Method	(1)	Operations	(2)	Restated

Operating Revenues	$1,842,673	$ (7,434)		$ 1,129		$1,836,368

Operating Costs and Expenses:
Gas Purchases and Other Costs of Sales	1,049,713	-		537		1,050,250
Operating, Maintenance, General and
Administrative	267,972	-		2,507		270,479
Depreciation and Amortization	147,928	-		5		147,933
Taxes, Other Than Income Taxes	34,560	-		1		34,561
Merger-related Costs	37,443	-		-		37,443
Total Operating Expenses	1,537,616	-		3,050		1,540,666

Operating Income	305,057	(7,434)		(1,921)		295,702

Other Income and (Deductions)
Equity in Earnings of Equity Method Investments	22,538	10,511		-		33,049
Interest Expense, Net	(251,986)	-		66		(251,920)
Other, Net	169,570	(105)		95		169,560
Total Other Income and (Deductions)	(59,878)	10,406		161		(49,311)

Income from Continuing Operations Before
Income Taxes	245,179	2,972		(1,760)		246,391

Income Taxes	90,527	1,189		(983)		90,733

Income From Continuing Operations	$ 154,652	$ 1,783		$ (777)		$ 155,658
	==========	==========		==========		==========

(1)  Change to equity method of accounting for investment in partnership
(2)  Reflects decision to retain previously discontinued international operations

Kinder Morgan, Inc. and Subsidiaries
Unaudited Consolidated Statement of Income
9 Months Ended September 30, 2000
(in thousands)

		Restatements
	Before	Power		International		Pro Forma
	Restatement	Equity Method	(1)	Operations	(2)	Restated

Operating Revenues	$1,779,419	$ (1,767)		$ 4,382		$1,782,034

Operating Costs and Expenses:
Gas Purchases and Other Costs of Sales	1,233,715	-		3,281		1,236,996
Operating, Maintenance, General and
Administrative	160,628	-		2,798		163,426
Depreciation and Amortization	80,784	-		81		80,865
Taxes, Other Than Income Taxes	20,926	-		-		20,926
Total Operating Expenses	1,496,053	-		6,160		1,502,213

Operating Income	283,366	(1,767)		(1,778)		279,821

Other Income and (Deductions)
Equity in Earnings of Equity Method Investments	70,522	4,648		-		75,170
Interest Expense, Net	(184,463)	-		(968)		(185,431)
Other, Net	(6,860)	(46)		485		(6,421)
Total Other Income and (Deductions)	(120,801)	4,602		(483)		(116,682)

Income from Continuing Operations Before
Income Taxes	162,565	2,835		(2,261)		163,139

Income Taxes	65,026	1,134		(167)		65,993

Income From Continuing Operations	$ 97,539	$ 1,701		$ (2,094)		$ 97,146
	==========	==========		==========		==========

(1)  Change to equity method of accounting for investment in partnership
(2)  Reflects decision to retain previously discontinued international operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.
Dated: February 1, 2001	By: /s/ JOSEPH LISTENGART
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company issued January 17, 2001